GOLDMAN SACHS TRUST

Goldman Sachs Multi Sector Fixed Income Funds

Class A Shares, Class C Shares, Institutional Shares,

Class IR Shares and Class R Shares of the

Goldman Sachs World Bond Fund (the “Fund”)

Supplement dated January 16, 2013 to the

Prospectus dated November 30, 2012 (the “Prospectus”)

Effective February 1, 2013, the Fund will declare dividends from net investment income on a daily, rather than monthly basis. Pursuant to this change, the first daily declaration of dividends will occur on February 1, 2013.

Accordingly, effective February 1, 2013, the fourth paragraph in the section of the Prospectus titled “Dividends” is replaced in its entirety with the following:

Dividends from net investment income are declared daily and paid monthly, and distributions from net capital gains, if any, are declared and paid annually.

This Supplement should be retained with your Prospectus for future reference.

WORLDDIVSTK 1-13